UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) November 6, 2009

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

333-161911	ENTERGY TEXAS, INC. (a Texas corporation) 350 Pine Street Beaumont, Texas 77701 Telephone (409) 838-6631 61-1435798	333-161911-01	ENTERGY TEXAS RESTORATION FUNDING, LLC (a Delaware limited liability company) Capital Center 919 Congress Avenue, Suite 840-C Austin, Texas 78701 (512) 487-3982 27-0727900

________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

In connection with the issuance on November 6, 2009 by Entergy Texas Restoration Funding, LLC (the “Issuing Entity”) of $545,900,000 Senior Secured Transition Bonds, offered pursuant to the Prospectus dated October 23, 2009 and the Prospectus Supplement dated October 29, 2009, the Issuing Entity and Entergy Texas, Inc. (“ETI”) entered into the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement dated October 29, 2009, by and among ETI, the Issuing Entity and the representatives of the underwriters.
4.1	Indenture dated as of November 6, 2009, by and between the Issuing Entity and The Bank of New York Mellon, as indenture trustee and securities intermediary (the “Indenture Trustee”).
4.2	Series Supplement dated as of November 6, 2009 by and between the Issuing Entity and the Indenture Trustee.
99.1	Transition Property Servicing Agreement dated as of November 6, 2009 by and between the Issuing Entity and ETI, as servicer.
99.2	Transition Property Purchase and Sale Agreement dated as of November 6, 2009 by and between the Issuing Entity and ETI, as seller.
99.3	Administration Agreement dated as of November 6, 2009, by and between the Issuing Entity and ETI, as administrator.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                      ENTERGY TEXAS, INC.

By:/s/ Theodore H. Bunting, Jr.
     Name:  Theodore H. Bunting, Jr.
     Title: Senior Vice President and
      Chief Accounting Officer

Date: November 10, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERGY TEXAS RESTORATION FUNDING, LLC

By:/s/ Theodore H. Bunting, Jr.
     Name:  Theodore H. Bunting, Jr.
                Title:  Chief Accounting Officer

Date: November 10, 2009

INDEX TO EXHIBITS

1.1	Underwriting Agreement dated October 29, 2009, by and among ETI, the Issuing Entity and the representatives of the underwriters.
4.1	Indenture dated as of November 6, 2009, by and between the Issuing Entity and The Bank of New York Mellon, as indenture trustee and securities intermediary (the “Indenture Trustee”).
4.2	Series Supplement dated as of November 6, 2009 by and between the Issuing Entity and the Indenture Trustee.
99.1	Transition Property Servicing Agreement dated as of November 6, 2009 by and between the Issuing Entity and ETI, as servicer.
99.2	Transition Property Purchase and Sale Agreement dated as of November 6, 2009 by and between the Issuing Entity and ETI, as seller.
99.3	Administration Agreement dated as of November 6, 2009, by and between the Issuing Entity and ETI, as administrator.